EXHIBIT 99.1

General Motors Acceptance Corp. Madrid / Paris October 24-25, 2005 Sanjiv Khattri - EVP & CFO

GMAC Forward Looking Statements In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities," "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

General Motors Corporation

2005 Third Quarter Highlights Adjusted EPS ($1.92), ($1,083) million Net Loss, $47.2 billion Revenue - excludes special items Reported EPS ($2.89), ($1,633) million Net Loss Significant loss at GMNA highlights need for acceleration of turnaround plan Restructuring efforts continue to improve GME performance versus last year Solid performance at GMAP and GMLAAM Completed sale of equity stake in FHI GMAC profitability increases despite challenging environment Operating cash outflow of $2.2 billion, total cash* of $19.2 billion down $1.0 billion compared to Q2 Refer to Supplemental Chart 1 for reconciliation to GAAP figures * Cash, Mkt. Securities & ST VEBA (excluding financing operations)

2004 2005 2005 Fav/(Unfav) 2004 ---------------- $ Millions ----------------- GMNA ($88) ($1,627) ($1,539) GME (236) (150) 86 GMLAAM 27 25 (2) GMAP 78 176 98 Total Automotive (219) (1,576) (1,357) GMAC 620 675 55 Corporate Other (86) (182) (96) Total Net Income 315 (1,083) (1,398) EPS (excl. special items) 0.56 (1.92) (2.48) Worldwide Production (000) 2,119 2,174 55 Global Market Share 15.4% 14.6% (0.8) p.p. Third Quarter Adjusted Results Net Income Refer to Supplemental Chart 1 for reconciliation to GAAP figures

Aggressive GM Turnaround Actions Tentative GM/UAW agreement, subject to ratification and final documents, to significantly reduce GM's health care costs Projected $15 billion reduction to health care liability Annual health care expense reduction of approximately $3 billion Annual cash savings of approximately $1 billion A new independent Defined Contribution VEBA will be partially funded by GM contributions of $1 billion in each of three years - currently expected to be 2006, 2007 and 2011 Significant progress in developing manufacturing restructuring plan GM structural cost reduction run rate of $5 billion by end of 2006 2006 CY impact dependent on timing of final approvals Projected GMNA $2 billion gross material cost savings in 2006 $1B net savings after new product enhancements, but before any possible impact of Delphi GM plans to take action intended to provide GMAC separate credit ratings GM exploring the possible sale of a controlling interest in GMAC to a strategic partner Also, GMAC continues to evaluate strategic and structural alternatives to help ensure that ResCap retains its investment-grade credit rating 5

Revenue Growth Initiatives Also Important Intense focus on our goal of improving both revenue and contribution margin Intend to maintain our product-related capital spending Continue to improve the execution of our new products Reallocated capital and engineering to support more fuel efficient vehicles Further applications of displacement on demand engines and six-speed transmissions Growing family of hybrid and flex fuel vehicles for U.S. Committed to Total Value Promise as way of doing business Accelerate transition to more simplified and compelling pricing across vehicle portfolio Pursue improved contribution margin through improved profitability on fleet and leasing business, focus on higher margin products 6

General Motors Acceptance Corporation

GMAC Highlights 2005 Earnings GMAC net income through September closely tracking last year's record results Earnings through Q3 of 2005 totaled $2.2 billion YTD RoE of 13.1% GMAC likely to exceed its 2005 target net income of $2.5 billion 2005 Liquidity Position At end of Q3, GMAC had global cash position of $24.3 billion* Liquidity / funding position augmented by: Substantial committed conduit capacity Auto whole loan purchase commitments Continued access to ABS market * Includes $2.5B of cash invested in a portfolio of highly liquid marketable securities

Recent / Pending Funding Developments Residential Capital (ResCap) Secured investment grade credit rating from all rating agencies Raised $4 billion through private bond issuance at borrowing spreads well- below those of GMAC Received aggregate commitments for $3.5 billion of bank credit lines GMAC executed definitive agreement to sell majority equity stake in Commercial Mortgage to investor consortium Sale proceeds and inter-company loan repayments will provide $5 billion of liquidity to GMAC at closing GMAC Highlights

Recent / Pending Funding Developments (cont.) Executed 5-year auto whole loan agreement with BoA to sell full spectrum of active retail loans of up to $55 billion $5 billion whole loan sale in July Up to $10 billion annually for the next 5 years GMAC's U.S. term funding program for 2005 already completed Initiatives to pre-fund 2006 requirements have already commenced GMAC Highlights

Consolidated Earnings Trend $ millions Non-Financing 16% 22% 24% 30% 26% 31% 34% 30% 34% 51% 49% % of Income Financing Mortgage / Insurance

2005 Net Income Financing Operations Mortgage Operations Insurance Operations In Excess of $2.5 Billion

Net Income - First Nine Months Commercial 229 135 94 243 ResCap 902 681 221 796 Mortgage Memo:

2004 2005 2005 Fav/(Unfav) 2004 ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- ------------ $ Millions -------------- Financing $259 $178 ($81) Mortgage 266 408 142 Insurance 95 89 (6) Total $620 $675 $55 Memo: $161M impact in Q3 '05 from Hurricane Katrina Mortgage Memo: Commercial 59 127 68 ResCap 207 281 74 Net Income - Third Quarter

INSURANCE OPERATIONS

Insurance Net Income $ millions

Insurance Premium / Revenue Automotive Care Extended Service Contracts Maintenance Contracts GAP Insurance Commercial Automotive Dealer Inventory Property & Casualty Reinsurance Personal Vehicle Automobile Recreational Vehicle Motorcycle $ billions International (%) 3.2% 3.0% 11.6% 11.8% 14.2% 15.1%

Insurance Operating Trends Increasing Premium / Revenue Favorable loss cost experience Steadily increasing underwriting profits Growing investment portfolio ($ billions) 12/02 12/03 12/04 9/05 Market Value of Investment Portfolio $5.1 $6.2 $7.3 $7.8 G G G G

MORTGAGE OPERATIONS

Mortgage Group 2005 Outlook Residential Mortgage Industry Volume Lending Margins GMAC Mortgage Profitability

Mortgage Group 2005 Outlook Growth in Residential Market Share 9th consecutive year Higher Mortgage Servicing Income Profitable Expansion Overseas Substantial Increase in Commercial Mortgage Loan Production G G G G

Mortgage Net Income $ millions Memo: ($trillions) Industry Volume 2.0 2.6 3.8 2.8 ^ 2.7

ResCap Successfully achieved investment grade ratings for ResCap Positioned to be "self-funding" over medium term Raised $4 billion in private placement of bonds at spreads well below those of GMAC - Exchange Offer in October Received aggregate commitments from its bank syndicate to provide credit lines of $3.5 billion RFC GMAC Mortgage

GMAC Commercial Mortgage GMAC executed definitive binding agreement to sell majority stake in GMAC Commercial Mortgage By introducing equity partners, Commercial Mortgage operations will have adequate capital to sustain profitable growth Terms of transaction will provide GMAC with: $5 billion dollar liquidity injection stemming from sale proceeds and inter- company loan repayments at closing; and Continued earnings potential on retained minority equity stake

FINANCING OPERATIONS

Financing Net Income $ millions

2005 Financing Outlook 2005 Outlook R Y Rising Market Interest Rates Widening GMAC Borrowing Spreads Balance Sheet Capacity Limitations Y G G Credit Losses Gains on Off-Lease Vehicles

Transforming Auto Finance Business Model Transition from "Storage Business" to "Moving Business" Historical Model: "Storage Business" Originate auto loans Store on GMAC balance sheet Earn net interest margin New Model: "Moving Business" Originate auto loans Sell auto loans to financial institutions GMAC retains servicing after loan is sold

Originate/Sell Auto Finance Model GMAC "Front-End" Financial Institutions "Back-End" Unique Origination Platform Captive Financing for GM's Subvented Business Auto Loan Underwriting Expertise Loan Servicing Expertise Low Cost of Funds Balance Sheet Capacity

GMAC / Bank of America $55 Billion Whole Loan Agreement - Origination - Underwriting - Servicing Competencies $5 billion sold at closing BofA Up to $10 billion annually through 2010 - Low-Cost Funding - B/S Capacity Competencies

Capital Allocation Strategy Free-up capital at Auto Financing Operations by transitioning to an "originate / sell" business model Redeploy capital to ResCap and Insurance Free-up capital from sale of majority equity stake in Commercial Mortgage Redeploy capital to ResCap and Insurance Remit majority of current year earnings to GM Dividend to GM for 2005 expected to exceed $2 billion Bolster capital base / contain leverage

FUNDING & LIQUIDITY

GMAC Global Liquidity Strong global liquidity position 3Q 2005 cash balance of $24.3 B* Over $100 B of unutilized bank lines, auto whole loan and conduit capacity 2005 U.S. term funding completed GMAC will seek to raise additional financing this year opportunistically Such borrowings will represent pre-funding of 2006 financing requirements Executed five year agreement to sell up to $55 billion of automotive whole loans with Bank of America $5 billion sold in July Executed definitive binding agreement to sell majority stake in GMAC Commercial Mortgage Will provide $5 billion of funding at closing * Includes cash of $21.8 billion and marketable securities of $2.5 billion

GMAC Liquidity Profile *Includes cash, excludes on-balance sheet secured debt and the related assets Maturities of interest-earning assets exceed maturities of interest- bearing liabilities for any given period

New Funding Sources Cultivating many new funding channels Automotive Whole Loan Sales Agreements Bi-lateral flow agreements Syndicated multi-investor whole loan transactions Sale of subordinated tranches in the capital markets Non-traditional asset securitization Sub-prime auto assets Sale of sub-prime mortgages with full risk transfer International auto assets Mortgage assets in Mexico / Germany Growth of GMAC Automotive Bank Funding auto retail / lease assets with brokered deposits backed by FDIC Providing low-cost source of unsecured funding

GM / GMAC Relationship

Strategic Challenges GMAC facing challenging funding environment Access to unsecured debt market impaired Borrowing costs have increased sharply GMAC currently meeting all of its financing needs through wide variety of funding channels Medium-term liquidity outlook remains strong However, if access to unsecured borrowings remains impaired it will be very challenging for GMAC to continue providing a full-range of competitive auto finance support to GM

GMAC Strategic Alternatives GM plans to take action intended to provide GMAC separate credit ratings GM exploring the possible sale of a controlling interest in GMAC to a strategic partner Transaction intended to: Restore GMAC's investment-grade credit rating Renew GMAC's access to low-cost funding Improve GMAC's ability to provide GM with cost-effective auto financing Sustain GMAC's diversified earnings growth Retain GM participation in GMAC earnings stream GMAC continues to evaluate further strategic and structural alternatives to help ensure that ResCap retains its investment-grade credit rating 38

Summary

Summary and Conclusion GMAC expects to exceed 2005 target net income of $2.5 billion Results through 3Q05 closely tracking 2004's record results Accomplished many key strategic initiatives ResCap successfully accessing cost-effective unsecured funding and providing liquidity relief to GMAC Five-year $55 billion committed whole loan agreement executed with BofA Definitive agreement to sell majority stake in GMAC Commercial Mortgage Liquidity remains strong $24.3 billion cash position at 9/30/05 Completed U.S. term funding program for 2005 GM / GMAC strategic relationship GMAC continues to provide strong strategic support of GM vehicle sales GM exploring the possible sale of a controlling interest in GMAC to a strategic partner GM continues to evaluate further steps to ensure ResCap remains investment grade

Q & A

General Motors Acceptance Corporation

Supplemental Chart

General Motors Acceptance Corporation